UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2023

PHOENIX BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, Suite 705, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PBAXU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	PBAX	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PBAXW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A is being filed to correct certain scrivener’s errors with respect to the number of shares of Class A common stock in Item 8.01 of the Form 8-K that was originally filed with the SEC on July 10, 2023 (the “Original Form 8-K”). This Form 8-K/A includes appropriate corrections to the disclosure in Item 8.01 of the Original Form 8-K as it should have been filed, as set forth below. No other changes have been made to the Original Form 8-K and the other items included in the Original Form 8-K have not been repeated in this amendment.

Item 8.01. Other Events.

In connection with the approval of the Charter Amendment, holders of 523,341 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Shares”), exercised redemption rights. As a result, following satisfaction of such redemptions, as of July 10, 2023, the Company has 6,246,207 Class A Shares outstanding, of which (i) 764,957 are Class A Shares issued to the public in the Company’s initial public offering, which Class A Shares are entitled to receive a pro rata portion of the remaining funds in the Company’s trust account in connection with its initial business combination, a liquidation or certain other events, (ii) 4,596,250 are Class A Shares issued upon the conversion of an equal number of shares of the Company’s Class B common stock, par value $0.0001 per share, acquired by Phoenix Biotech Sponsor, LLC (“Sponsor”) prior to the Company’s initial public offering, which Class A Shares do not have redemption rights, and (iii) 885,000 are Class A Shares included in the private placement units acquired in the private placement by the Sponsor and other investors concurrent with the Company’s initial public offering, which Class A Shares do not have redemption rights.

On July 7, 2023, the Sponsor deposited $37,051.83 in the trust account in connection with the extension of the business combination deadline, of which $22,948.71 was required in connection with the extension to August 8, 2023 and the remainder will be credited towards a portion of the extension payment for the period from August 8, 2023 to September 8, 2023. On July 18, 2023, the Company made a series of payments of an aggregate of $5,638,879.48 to holders of redeemed Class A Shares (an aggregate of $10.77 per redeemed Class A Share). As a result of the deposit described above, such payments and accrual of interest, the balance in the trust account as of July 18, 2023 is approximately $8.2 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX BIOTECH ACQUISITION CORP.

By:	/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Chief Executive Officer

Dated: July 18, 2023

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